GOODWILL	6 Months Ended
Jun. 30, 2023
Disclosure of reconciliation of changes in goodwill [abstract]
GOODWILL	GOODWILL
The following table presents the carrying amount for our company’s goodwill:

	As of
US$ MILLIONS	June 30, 2023	December 31, 2022
Balance at beginning of the period	$518	$489
Foreign currency translation and other	48	29
Ending Balance	$566	$518
Goodwill mainly arose from the recognition of a deferred tax liability due to purchase price accounting upon the acquisition of our Brazilian regulated gas transmission business. The operating performance at our Brazilian regulated gas transmission business benefits from stable, long-term, contracted cash flows and has been largely unimpacted by recent changes in the macroeconomic environment. As such, no impairment indicators were noted during the six-month period ended June 30, 2023.